SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

FRANK FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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Frank Funds

Principal Offices:

6 Stacy Court

Parsippany, New Jersey  07054

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [__________], 2009

Dear Shareholders:

The Board of Trustees of Frank Funds  (the “Trust”), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the two series of the Trust, the Frank Value Fund and the Leigh Baldwin Total Return Fund, to be held at the offices of Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on [_______], 2009 at [10:00 a.m.], Eastern time, for the following purposes:

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For all shareholders, election of three trustees to the Board of Trustees of the Trust.

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For shareholders of the Frank Value Fund, approval of a new Management Agreement between the Trust and Frank Capital Partners, LLC, the Frank Value Fund’s investment adviser.  No fee increase is proposed.

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Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on September 30, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [_________], 2009

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed management agreement), and Proxy Card are available at www.[  ].com.

By Order of the Board of Trustees

                                                                                                                                                        /s/

MONIQUE M. WEISS

Secretary

[___________], 2009

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to XXX-XXX-XXXX, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

FRANK FUNDS

Principal Offices:

6 Stacy Court

Parsippany, New Jersey 07054

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [___________], 2009

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Frank Funds (the “Trust”), on behalf of the Frank Value Fund  (the “Value Fund”) and the Leigh Baldwin Total Return Fund (the “Baldwin Fund,” and, together with the Value Fund, each a “Fund,” and, collectively, the “Funds”) for use at the Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Mutual Shareholder Services, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on [___________], 2009 at [10:00 a.m.], Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about [October 2, 2009.]

At the Meeting, the following proposals will be voted upon:

Proposal	Fund Shareholders Voting on Proposal
Proposal 1 — Election of three trustees to the Board of Trustees of the Trust.	Value Fund and Baldwin Fund
Proposal 2 — Approval of a new management agreement between the Value Fund and Frank Capital Partners, LLC (“FCP”), the investment advisor to the Value Fund.	Value Fund only

Only shareholders of record at the close of business on September 30, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

A copy of the Funds’ most recent annual report for the fiscal year ended June 30, 2009 has been mailed to shareholders.  If you would like to receive additional copies of these reports at no charge, please send a written request to Brian J. Frank, Treasurer, Frank Funds, 6 Stacy Court, Parsippany, NJ 07054 or call the Funds at 866-706-9790.

PROPOSAL 1:  ELECTION OF TRUSTEES

In this proposal, shareholders of both Funds are being asked to elect Andrea Goncalves, Hemanshu Patel, and Brian J. Frank (the “Nominees”) to the Board of Trustees of the Trust.  Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Mr. Frank is an incumbent trustee, having been appointed to that position by the Board in September 2009.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires a certain percentage of the trustees to have been elected by shareholders before the Board can appoint any new trustee.  To make it easier to satisfy this requirement, the Board of Trustees now proposes to have shareholders of the Funds elect Mr. Frank to his current position.  Mr. Frank was nominated by the other trustees.

Ms. Goncalves and Mr. Patel were nominated for election by Matthew Deutsch and Jason Frey, both incumbent trustees, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”).  Ms. Goncalves and Mr. Patel were recommended to the Independent Trustees for nomination by Mr. Frank.

The Independent Trustees approved the nominations of Ms. Goncalves, Mr. Patel and Mr. Frank at a meeting held on September 22, 2009. Mr. Frank was appointed to the Board of Trustees at a meeting of the Board on September 1, 2009. Whether or not elected by the shareholders, he will continue in his current capacity. If elected, Ms. Goncalves and Mr. Patel will assume office on or about [December 1, 2009].

During the fiscal year ended June 30, 2009, the Board of Trustees met four times.  No trustee attended fewer than 75% of the regularly scheduled or special meetings of the Board.

Information about the Nominees and Incumbent Trustees

If elected, each of Ms. Goncalves and Mr. Patel will be considered to be an Independent Trustee.  Mr. Frank is not considered to be an Independent Trustee.   Information about the Nominees, including their addresses, year of birth, principal occupations during the past five years, and other current directorships, is set forth in the tables below.

Name, Address and Age	Position(s) Held with Frank Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Nominee	Other Directorships Held by the Nominee for Trustee
Andrea Goncalves 46 Gotthardt Street Newark New Jersey 07105 Age: 27	N/A	N/A	Senior Accountant, Security Atlantic Mortgage / REMM, mortgage company, May 2006 to present; Financial Management Associate, Ernst & Young, May 2004 to May 2006; Student, New York University, August 2000 to May 2004	2	None
Hemanshu Patel 186 Commonwealth Avenue, Apt 15 Boston Massachusetts 02116 Age: 25	N/A	N/A	Associate , J. W. Childs Associates, private equity firm, November 2007 to present; Analyst, Citigroup Global Markets, July 2006 to November 2007; Student, Rutgers University, August 2002 to May 2006	2	None

In addition to Mr. Frank, the Trust has two incumbent trustees.  The following tables provide information regarding the incumbent trustees, as well as the officers of the Trust.

Incumbent Independent Trustees

Name, Address[1] and Age	Position(s) Held with Frank Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held by the Nominee for Trustee
Matthew D. L. Deutsch Age:27	Trustee	Indefinite Term, Since June 2004	CEO of Deutsch & Thomas, Inc., a seller of professional business plans, from 2005 to present, Investment Strategist and Director, M.D.L. Deutsch and Company, an investment management company, February 2003 to September 2005; Student, New York University, Economics major, August 2000 to May 2004	2	Director, Deutsch & Thomas, Inc.
Jason W. Frey Age:30	Trustee	Indefinite Term, Since June 2004	Software Developer, ManageIQ Inc., a virtualization software company, October 2007 to present; Product Developer, Metavente Corporation (f.k.a. Prime Associates, Inc), a banking software development company, September 2002 to October 2007.	2	None

1 The address of each trustee is c/o Frank Funds, 6 Stacy Court, Parsippany, New Jersey, 07054.

Incumbent Interested Trustee and Trust Officers

Name, Address[1] and Year of Birth	Position(s) Held with Frank Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee	Other Directorships Held by the Nominee for Trustee
Brian J. Frank[2] Age: 27	Trustee, President, Treasurer and Chief Compliance Officer	Indefinite/ Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President, September 2009 – present	Chief Financial Officer of Frank Capital Partners LLC since June 2003; Student, New York University, Accounting and Finance major, August 2000 to May 2004.	2	N/A
Monique M. Weiss[2] Age: 40	Secretary	Indefinite/ September 2009 to present	Self-employed, Consultant to mutual fund industry, 2006 to present; Executive Director, Morgan Stanley Investment Management, 1998 to 2006.	2	None

1 The address of each trustee and officer is c/o Frank Funds, 6 Stacy Court, Parsippany, New Jersey, 07054.

2 Brian J. Frank is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act, by virtue of his ownership of FCP.  Brian J. Frank and Ms. Weiss are married.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and each incumbent trustee of the Trust as of August 31, 2009.

Trustee/Nominee	Dollar Range of Equity Securities in the Funds Listed Below		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies
Andrea Goncalves	Frank Value Fund Leigh Baldwin Total Return Fund	$0 – $10,000 None	$0 - $10,000 None
Hemanshu Patel	Frank Value Fund Leigh Baldwin Total Return Fund	$10,001 - $50,000 None	$10,001 - $50,000 None
Brian J. Frank	Frank Value Fund Leigh Baldwin Total Return Fund	$50,001 - $100,000 None	$50,001 - $100,000 None
Matthew D.L. Deutsch	Frank Value Fund Leigh Baldwin Total Return Fund	None None	None None
Jason W. Frey	Frank Value Fund Leigh Baldwin Total Return Fund	$10,001 - $50,000 None	$10,001 - $50,000 None

Trustee and Officer Compensation

Trustee fees are paid by FCP, the Trust’s investment advisor.  Officers and trustees of the Trust who are deemed “interested persons” of the Trust receive no compensation from the Trust.  The following table provides information regarding trustee and officer compensation for the fiscal year ended June 30, 2009.  Effective with the commencement of the Baldwin Fund in August 2008, FCP has agreed to pay each Independent Trustee a fee of $200 for each meeting of the Fund Complex attended by that Independent Trustee.

Name and Position	Aggregate Compensation from FCP for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee by FCP for Service to the Trust
Brian J. Frank[1] President, Treasurer, Chief Compliance Officer and Trustee	$0	$0	$0	$0
Monique M. Weiss [2] Secretary and Director of Marketing	$0	$0	$0	$0
Matthew D. L. Deutsch Trustee	$800	$0	$0	$800
Jason W. Frey Trustee	$800	$0	$0	$800

1 Brian J. Frank became a Trustee in September 2009.

2 Ms. Weiss became an officer of the Trust in September 2008.

Standing Committees

The Audit Committee is the only standing committee of the Board and is composed solely of Independent Trustees.  The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitors the auditor’s independence.  During the fiscal year ended June 30, 2009, the Audit Committee met three times.  The Audit Committee Charter is attached as Exhibit A.

The Trust does not have a formal Nominating Committee.  Rather, nominees are considered and nominated by the Independent Trustees.  Because of the small size of the Board and the short operating history of the Trust, the Board has not felt that a formal Nominating Committee is necessary.  The Independent Trustees met to consider the nomination and appointment of Ms. Goncalves, Mr. Patel and Mr. Frank in September 2009.

When evaluating a person as a potential nominee to serve as a trustee, the Independent Trustees may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current trustees, officers and any other source the Independent Trustees consider appropriate.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

PROPOSAL 2 -- APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND FCP

Background

FCP serves as the Value Fund’s investment advisor and is controlled by Alfred C. Frank and Brian J. Frank, each of whom own 50% of the membership interests in FCP.  On or about December 1, 2009, Mr. Alfred Frank will sell his 50% interest in FCP to Ms. Weiss.

Under the 1940 Act, a transaction that results in a change of control of an investment adviser causes the management agreement to be “assigned.”  The 1940 Act further provides that a management agreement will automatically terminate in the event of its assignment.  The transaction described above will result in a “change in control” of FCP for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the current management agreement.

Subject to shareholder approval, the Board of Trustees of the Trust has approved a new management agreement for the Value Fund.  The primary purpose of this proposal is to allow FCP to continue to serve as the investment adviser to the Value Fund.

The New Management Agreement

Under the terms of the existing management agreement, FCP manages the Value Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Value Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short) and extraordinary expenses.  As compensation for its management services, the Value Fund is obligated to pay FCP a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Value Fund.  For the fiscal year ending June 30, 2009, FCP earned management fees of $12,442 from the Value Fund.

Subject to Value Fund shareholder approval, the Trust will enter into a new management agreement with FCP.  The terms and conditions of the new management agreement are substantially identical in all material respects to those of the current management agreement except that the date of its execution, effectiveness, and termination are changed.

The new management agreement will become effective upon Value Fund shareholder approval.  The new management agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Value Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with FCP, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The new management agreement may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Value Fund, or by FCP.  The new management agreement automatically terminates in the event of its assignment.

The new management agreement provides that FCP shall not be liable for any error of judgment or mistake of law or any loss suffered by the Value Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence, or FCP’s reckless disregard of its obligations.  The new management agreement permits FCP to accept research services from brokers in return for allocating Value Fund brokerage transactions to the brokers.  FCP does not currently have any such arrangements in place, but could in the future.

The new management agreement for the Value Fund is attached as Exhibit B.  You should read the new management agreement.  The description in this Proxy Statement of the new management agreement is only a summary.

Information Concerning Frank Capital Partners, LLC

Frank Capital Partners, LLC, is located at 6 Stacy Court, Parsippany, New Jersey 07054.

The names, addresses and principal occupations of the principal executive officers and managing members of FCP are set forth below:

Name:	Title:	Address:	Principal Occupation:
Brian J. Frank	Chief Executive Officer, Chief Operating Officer and Managing Member	6 Stacy Court, Parsippany, New Jersey 07054	CEO, Frank Capital Partners, LLC
Alfred C. Frank	Member	6 Stacy Court, Parsippany, New Jersey 07054	Member, Frank Capital Partners, LLC

[On _________, 2009], Brian J. Frank and Alfred C. Frank each owned 50% of the membership interests of FCP.  No other person owned 10% or more of FCP as of [_________, 2009].

Evaluation By The Board Of Trustees

The Board has determined that continuity and efficiency of portfolio investment advisory services after the change of control of FCP can best be assured by approving the new management agreement.  The Board believes that the new management agreement will enable the Trust to continue to obtain management services of high quality at costs which it deems appropriate and reasonable and that approval of the new management agreement is in the best interests of the Trust and the shareholders of the Value Fund.

At a meeting of the Board of Trustees held on September 22, 2009, the Board, including the Independent Trustees, evaluated the impact of the proposed acquisition of controlling interest of FCP on the Value Fund.  In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed materials furnished by FCP, including financial information, and discussed the proposed new management agreement.

Based on its review, the Board of Trustees believes that approval of the new management agreement is in the best interests of the Trust and the Value Fund’s shareholders.  Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the Value Fund of the new management agreement.  In making this recommendation, the Board of Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of FCP’s investment personnel, (ii) the nature and quality of operations and services including the research tools and overall investment philosophy that FCP will continue to provide the Value Fund with no change in fees, (iii) the benefits of continuity in services to be provided by FCP, and (iv) the fact that Mr. Brian Frank will remain the portfolio manager for the Value Fund after the change in control.

As to the nature, extent and quality of the services to be provided by FCP to the Value Fund, the Trustees considered that, under the terms of the new management agreement, FCP would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Value Fund such investment advice as FCP in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Value Fund consistent with the Value Fund’s investment objective and policies.  The Board considered the experience and resources to be dedicated to the Value Fund by FCP.

FCP reported that its Code of Ethics remains in place, as well as FCP’s Compliance Policies and Procedures.  The Board concluded that, overall, the nature, extent and quality of the services provided to the Value Fund by FCP were consistent with the Board’s expectations.

The Trustees considered the investment performance of the Value Fund. It was the consensus of the Trustees that the overall investment philosophy of FCP was satisfactory and that the performance of the Value Fund provided reasonable returns.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Value Fund and compared those fees to management fees paid by funds in a peer group comprised of other mutual funds with a value-investing objective.  The Trustees noted that they had also compared the total expense ratio of the Value Fund with the expense ratios of the funds in the peer group and had determined that the Value Fund’s contractual management fee and total expense ratio were within the range for the peer group.  The Trustees also considered FCP’s agreement to pay all the expenses of the Fund, and that this agreement would be in effect under the new management agreement.  The Trustees concluded that the Value Fund’s management fees were acceptable in light of the quality of services the Value Fund expects to receive from FCP and the level of fees paid by funds in the peer group.  As to the profits to be realized by FCP, the Trustees noted that they had reviewed FCP’s estimates of its profitability and its financial condition at the June 13, 2009 board meeting.  Based on this review, the Trustees concluded that they were satisfied that FCP’s expected level of profitability from its relationship with the Value Fund was reasonable, competitive with that of comparable funds and not excessive under the new management agreement.

As to economies of scale and whether fee levels reflect those economies of scale, the Trustees noted that these factors were not relevant given the small size of the Value Fund; however, it was the consensus of the Board that the issue be revisited as the Value Fund grows.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed new management agreement is in the best interests of the Value Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreement and voted to recommend it to shareholders for approval.

The Board of Trustees of the Trust, Including the Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval of the Proposed Management Agreement

OPERATION OF THE FUNDS

The Funds are non-diversified series of the Trust.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Trust retains various organizations to perform specialized services. The Funds retain Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, to act as the Funds’ transfer agent and fund accountant. As described above, the Value Fund currently retains FCP as its investment advisor. Leigh Baldwin & Co., L.L.C., located at 112 Albany Street, Cazenovia, NY 13035, is the Baldwin Fund’s investment advisor and principal underwriter. FCP serves as the administrator of the Baldwin Fund.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for (i) election of the Nominees (as to shareholders of both Funds), and (ii) approval of the new management agreement between the Trust and FCP (as to shareholders of the Value Fund) and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

There were [__________] shares of the Value Fund and [__________] shares of the Baldwin Fund issued and outstanding as of the Record Date.  Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Funds entitled to vote is necessary to constitute a quorum for the Funds at the Meeting.

Each Nominee receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Trustees.

An affirmative vote of the holders of a majority of the outstanding shares of the Value Fund is required for approval of the new management agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Value Fund means the vote of (1) 67% or more of the voting shares of the Value Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Value Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Value Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Funds represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed new management agreement, non-votes and abstentions will have the same effect as a vote against Proposal 2 because the required vote is a percentage of the Value Fund shares present or outstanding.  Also, because Trustees are elected by a plurality, non-votes and abstentions will have no effect on voting on Proposal 1.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of August 31, 2009, with respect to the number of shares of the Funds beneficially owned by each Trustee and named executive officers of the Trust.

Name	Amount Beneficially Owned	Percent of Class
Brian J. Frank	7,533.321	3.56%
Matthew D. L. Deutsch	0	0%
Jason W. Frey	1,918.076	0.91%
Monique M. Weiss	1,553.841	0.73%

As of August 31, 2009, all trustees and officers of the Trust as a group beneficially owned 5.20% of the outstanding shares of the Value Fund.

Name	Amount Beneficially Owned	Percent of Class
Brian J. Frank	0	0%
Matthew D. L. Deutsch	0	0%
Jason W. Frey	0	0%
Monique M. Weiss	0	0%

As of August 31, 2009, all trustees and officers of the Trust as a group beneficially owned 0% of the outstanding shares of the Baldwin Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of August 31, 2009, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of either Fund as of August 31, 2009.

Name	Amount Beneficially Owned	Percent of Class
Ameritrade, Inc.	176,293.208	36.08%

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Mr. Brian J. Frank, 6 Stacy Court, Parsippany, NJ 07054.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by FCP.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and FCP will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and FCP may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at 866-706-9790, or write the Trust at 6 Stacy Court, Parsippany, New Jersey 07054.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [_______], 2009

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.[  ].com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/

Monique M. Weiss

Secretary

Dated [ _________, 2009]

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO XXXXXXXXXXX.

Exhibit A

[Insert Audit Committee Charter]

Exhibit B

MANAGEMENT AGREEMENT

TO:

Frank Capital Partners LLC

6 Stacy Court

Parsippany, NJ  07054

Dear Sirs:

The Frank Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  The Trust currently offers two series of shares to investors, the Frank Value Fund (the “Fund”) and the Leigh Baldwin Total Return Fund.  You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

You will provide or arrange to be provided to the Value Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Value Fund consistent with the Fund’s investment objectives and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust may from time to time establish.  You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board of Trustees including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund.  Any such delegation shall not relieve you from any liability hereunder.

You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Fund.  You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

2.

ALLOCATION OF CHARGES AND EXPENSES

During the term of this Agreement, you will pay all operating expenses of the Fund, including the compensation and expenses of any trustees, officers and employees of the Fund and of any other persons rendering any services to the Fund including any sub-adviser retained pursuant to Paragraph 1 above; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act); and all other operating expenses not specifically assumed by the Fund.

The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.  You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.

COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made by you as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.50% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.

PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

5.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

6.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name “Frank” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Frank” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Frank” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

7.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is  understood that you may render investment advice, management and other services to others, including other registered investment companies.

8.

LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

9.

DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

10.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved  by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

11.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “The Frank Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

12.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

13.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the 1940 Act.

14.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of Ohio.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

15.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 6 Stacy Court, Parsippany, NJ, 07054, and your address for this purpose shall be 6 Stacy Court, Parsippany, NJ, 07054.

16.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

18.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Frank Funds

By:

Name:

Title:

Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

Frank Capital Partners LLC

By:

Name:

Title:

Date:

Exhibit 1

Dated:  __________________, 2009

Fund

Percentage of Average Daily Net Assets

Frank Value Fund

1.50%

Form of Proxy Card

FRANK FUNDS

SPECIAL MEETING OF SHAREHOLDERS

[________], 2009

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Gregory Getts and Bob Anastasi, as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Trust to be held at the offices of Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 on [_______], 2009 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Frank Value Fund or Leigh Baldwin Total Return Fund, as applicable, on the proposals set forth on the reverse regarding (i) the election of Trustees, (ii) the approval of a new management agreement between the Trust and Frank Capital Partners LLC, and (iii) any other matters properly brought before the Meeting.  Holders of shares of the Leigh Baldwin Total Return Fund should vote only on Proposal 1 below.  Holders of shares of the Frank Value Fund should vote on both Proposal 1 and Proposal 2.

PROPOSAL 1 – THE BOARD OF TRUSTEES OF FRANK FUNDS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ELECT THE FOLLOWING THREE (3) INDIVIDUALS AS TRUSTEES OF FRANK FUNDS:

	☐ FOR ALL	☐ AGAINST ALL	☐ WITHHOLD*	☐ ABSTAIN
1. Brian J. Frank
2. Andrea Goncalves
3. Hemanshu Patel

*To withhold authority to vote for any individual nominee(s), check the box and write the number assigned to such nominee here:  _________________.

PROPOSAL 2 – THE BOARD OF TRUSTEES OF FRANK FUNDS RECOMMENDS A VOTE OF “FOR” THE PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND FRANK CAPITAL PARTNERS LLC.

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:

Signature(s):

___________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.